Net Loss Per Share - Schedule of Income (Loss) Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Earnings Per Share [Abstract]
Controlling Interest	$ (82,933)	$ (310,577)	$ (79,237)
Basic and Diluted (shares)	101,053,095	100,719,224	99,670,176
Common stock and common stock equivalents (shares)	101,053,095	100,719,224	99,670,176
• Basic and diluted loss attributable to shareholders of Teekay Corporation	$ (0.82)	$ (3.08)	$ (0.79)